Subsequent Events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent Events
(38)	Subsequent Events

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On March 15, 2019, the Group announced the reschedule the delivery of 35 A320neo aircraft currently scheduled to be delivered between 2020 and 2022. Avianca has also cancelled the delivery of another 17 A320neo aircraft associated with the purchase order signed in 2015. The revised Airbus A320 family delivery schedule is as follows:

	2019	2020	2021	2022	2023-2028	Total
Original Order	5	20	23	20	60	128
Deferred Aircraft	(2)	(14)	(19)	(16)	51	—
Canceled Aircraft	—	—	—	—	(17)	(17)

Adjusted Order	3	6	4	4	94	111

This agreement will reduce Avianca’s fleet CapEx needs by more than $350 million over the next three years and reduces financial commitments for the 2020-2022 period by more than $2.6 billion. The updated delivery schedule decreases the speed at which new aircraft are incorporated into Avianca’s operating fleet, enabling the Company to strengthen its cash position and reduce leverage. See more information on Note 34-Acquisition of aircraft.

Sale Agreement of Aerotaxis La Costeña and Turboprop Leasing Co.

On April 23, 2019, our subsidiaries Taca and NICA entered into an agreement to sell all of Taca’s 68% interest in Turboprop Leasing Company Ltd. and all of NICA’s 68% interest in Aerotaxis La Costeña S.A. to Regional Airline Holding LLC, a third-party purchaser. Completion of the sale is subject to the satisfaction of certain conditions precedent. The purchase price is payable in a fixed amount of $11.7 million and in variable earn-out consideration of up to $3.8 million. The sale agreement is subject to customary representations and indemnities, among other provisions, and the purchase price payable includes an element of earn-out consideration.

Covenant of United Loan

As described in note 2, on April 10, 2019, on a conference call with representatives of BRW and United, such representatives informed Avianca Holdings that BRW was not in compliance with the collateral coverage ratio covenant under the United Loan and that no waiver was in place for such non-compliance, constituting a subsequent event for Avianca Holdings. However, any in compliance of BRW has not resulted in an enforcement of the share pledge of United and its collateral agent.

On April 22, 2019 BRW affirmed that it was breaching the collateral coverage ratio on December 31 2018.

Per our analysis and assessment of this situation, Avianca Holdings has identified a situation that could have effected our consolidated financial statements as of and for the year ended December 31, 2018, due to the potential change of control under the Banco de Bogota loan that would have required Avianca Holdings to reclassify the totality ($ 245 million) of the loan as a short term liability.

On April 23, 2019, the board of directors of Banco de Bogota amended the credit and guaranty agreement and acknowledge and agree that:

•	from the date of the Credit Agreement (June 16, 2015) and the Pledge (November 29, 2018) through to the date of this Letter (April 23, 2019), no Change of Control has occurred; and

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unless and until any enforcement action is taken under the terms of the Pledge, neither United Loan nor any Pledge (nor any circumstance or action existing or taken in connection therewith) shall constitute a Change of Control.

Further Banco de Bogota agreed to include United Airlines as a permitted beneficial owner of Avianca Holdings.     As such, there is no change of control under the Banco de Bogota Loan and, as a consequence, there is no default under the Banco de Bogota Loan.